UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2025

TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

3020 Carrington Mill Blvd, Suite 475
Morrisville, North Carolina 27560
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On Thursday, June 12, 2025, at 9:30 a.m. Eastern Time, by means of an online meeting platform, TG Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting. Stockholders representing 118,430,391, or 74.58%, of the 158,776,296 outstanding shares were present in person or by proxy, constituting a quorum under applicable law. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “SEC”). Each of the proposals below are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting, filed with the SEC on April 30, 2025. At the Annual Meeting, all of the proposals were approved.

The results are as follows:

Proposal 1

The votes with respect to the election of the six directors to hold office until the 2026 annual meeting were as follows:

Director	Votes For	% Voted For	Votes Withheld	% Voted Withheld	Broker Non-Votes
Michael S. Weiss	75,488,727	85.55%	12,748,318	14.45%	30,193,346
Laurence N. Charney	71,087,304	80.56%	17,149,741	19.44%	30,193,346
Yann Echelard	51,734,184	58.63%	36,502,861	41.37%	30,193,346
Kenneth Hoberman	53,398,586	60.52%	34,838,459	39.48%	30,193,346
Daniel Hume	51,965,829	58.89%	36,271,216	41.11%	30,193,346
Sagar Lonial, MD	47,757,163	54.12%	40,479,882	45.88%	30,193,346

Proposal 2

The vote with respect to the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
117,836,086	442,199	152,106	--

Proposal 3

The advisory vote to approve the compensation of the Company’s named executive officers was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
47,864,737	39,988,402	383,906	30,193,346

Proposal 4

The vote to approve the amendment to the Company’s 2022 Incentive Plan to increase the number of authorized shares of Common Stock authorized for issuance under the 2022 Incentive Plan from 17,000,000 to 22,000,000 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
82,034,592	5,788,439	414,014	30,193,346

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC. (Registrant)

Date: June 13, 2025	By:	/s/ Sean A. Power
Name: Sean A. Power Title: Chief Financial Officer